SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 25, 2008

LEXINGTON REALTY TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-12386	13-3717318
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

THE LEXINGTON MASTER LIMITED PARTNERSHIP
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-50268	11-3636084
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Penn Plaza, Suite 4015, New York, New York	10119-4015
(Address of Principal Executive Offices)	(Zip Code)

(212) 692-7200
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

On March 25, 2008, Lex LP-1 Trust, a wholly-owned subsidiary of Lexington Realty Trust (the “Trust”) and The Lexington Master Limited Partnership, (the “Partnership”) entered into a contribution agreement (the “Contribution Agreement”) whereby Lex LP-1 Trust contributed to the Partnership its interest in certain assets in exchange for 3,600,836.96 units of limited partnership in the Partnership. The number of units was determined in accordance with the Second Amended and Restated Agreement of Limited Partnership of the Partnership. The Contribution Agreement contained limited representations and warranties and closing conditions.

The foregoing description of the Contribution Agreement is qualified in its entirety by reference to the form of contribution agreement attached as Exhibit 10.5 to the Trust’s and the Partnership's Current Report on Form 8-K filed with the Securities and Exchange Commission on December 26, 2007.

Item 3.02.    Unregistered Sales of Equity Securities.

As disclosed under Item 1.01 of this Current Report on Form 8-K, the Partnership issued 3,600,836.96 units of limited partnership in the Partnership to certain subsidiaries of the Trust at a price per unit of $15.125. The units were issued in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

Item 8.01.    Other Events.

On March 27, 2008, the Trust issued a press release announcing that its previously announced co-investment program with Inland American Real Estate Trust, Inc. closed on the acquisition of an additional 11 primarily single-tenant net leased assets from the Trust and its subsidiaries.

Selected information about the 11 assets is set forth in the Trust’s and the Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 21, 2008.

A copy of the press release issued March 27, 2008, is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.    Financial Statements and Exhibits.

        (d)           Exhibits

99.1	Press Release issued March 27, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexington Realty Trust

Date: March 28, 2008	By:	/s/ Patrick Carroll
Patrick Carroll
Chief Financial Officer

The Lexington Master Limited Partnership

By: Lex GP-1 Trust, its general partner

Date: March 28, 2008	By:	/s/ Patrick Carroll
Patrick Carroll
Chief Financial Officer

Exhibit Index

99.1	Press Release issued March 27, 2008